UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 30, 2012
Commission file number: 1-2207
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 30, 2012, The Wendy’s Company (the “Company”) issued a press release reporting preliminary, unaudited results for the 2011 fourth quarter and full year, as well as its 2012 and long-term outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of The Wendy’s Company dated January 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
Date: January 30, 2012	By: /s/ Dana Klein
Dana Klein
Senior Vice President - Corporate and Securities
Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Wendy’s Company dated January 30, 2012